Loss per share	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Loss per share
10. Loss per share
Basic loss per share is calculated by dividing the loss attributable for the year to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.
As the net amount attributable to ordinary equity holders of the parent was a loss for the years ended December 31, 2020, 2019 and 2018, the dilutive potential shares are anti-dilutive for the earnings per share calculation.

	2020 Loss £’000	December 31, 2020 Weighted shares number	2020 Loss per share £	2019 Loss £’000	December 31, 2019 Weighted shares number	2019 Loss per share £	2018 Loss £’000	December 31, 2018 Weighted shares number	2018 Loss per share £
Basic and diluted	(163,628)	338,953,141	(0.48)	(34,844)	89,424,476	(0.39)	(32,029)	71,144,786	(0.45)
The Company operates share option schemes (see Note 24) which could potentially dilute basic earnings per share in the future.

As part of a license and option agreement with AstraZeneca (see Note 25) additional future payments of a maximum of 1,349,692 new ordinary shares would be payable on reaching certain clinical milestones.
Warrants totaling 162,292,274 were issued in 2020 (2019: 321,444) that could potentially dilute basic earnings per share if converted.
The equity-settled transactions were considered to be anti-dilutive as they would have decreased the loss per share and were therefore excluded from the calculation of diluted loss per share.
For transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these consolidated financial statements, see Note 27.